SEMI-ANNUAL
REPORT
August 31, 2002

SALOMON BROTHERS
ASSET MANAGEMENT

SALOMON BROTHERS                        HIGH YIELD BOND FUND
INSTITUTIONAL SERIES FUNDS INC          EMERGING MARKETS DEBT FUND

          NOT FDIC INSURED      NOT BANK GUARANTEED       MAY LOSE VALUE

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SEMI-ANNUAL REPORT AS OF AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                              September 26, 2002

Dear Shareholder,

Enclosed herein is the semi-annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund (each a 'Fund' and together 'Funds') for the period ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board and President of the Funds replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

HIGH YIELD BOND FUND

PERFORMANCE REVIEW

For the six months ended August 31, 2002, the Fund returned 0.16%. In comparison, the Salomon Smith Barney High Yield Index ('SSB High Yield Index')(1) returned negative 6.86% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize total return by investing primarily in high-yield fixed-income securities, including bonds, debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations of U.S. and foreign issuers. The Fund invests, under normal circumstances, at least 80% of its assets in high-yield bonds and related investments.

PORTFOLIO MANAGER MARKET OVERVIEW

For the six months ended August 31, 2002, the high-yield market declined 6.86%, as measured by the SSB High Yield Index. During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual-fund inflows were offset by increased volatility caused by Enron Corp.'s collapse and related accounting concerns, as well as increased downgrade activity by the major rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the high-grade market to reprice lower and prompting large mutual-fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected.

---------
(1) The SSB High Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

In June, WorldCom, Inc. disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81%, as measured by the SSB High Yield Index. Equity weakness, corporate scandals and earnings restatements, weak economic data that raised concerns over the possibility of a double-dip recession, and large mutual-fund outflows combined to push the high-yield market lower in July. The decline culminated with the arrest of senior executives of Adelphia Communications Corp. and the Chapter 11 bankruptcy of WorldCom, Inc. The passing of the August 14th financial-certification deadline without additional surprises, more positive economic data, lower volatility in the equity markets, and a reversal of fund flows to net inflows propelled the high-yield market to positive returns in August.

For the period, the high-yield market's top-performing sectors included textiles, energy, consumer products, industrials and capital goods. The textiles industry benefited from strong operating results at one large issuer, which caused bond prices to rally from oversold levels. The energy sector outperformed due to high oil prices. Consumer products benefited as investors favored defensive industries. The industrials and capital goods sectors benefited as investors focused on companies with steady cash flows, easy-to-understand businesses and improving business outlooks.

The worst performers included telecommunications, cable, airlines, utilities and technology. The telecommunications sector suffered from WorldCom, Inc.'s bankruptcy, accounting investigations at Qwest Corp. and deteriorating industry fundamentals. Adelphia Communications Corp.'s disclosure of off-balance-sheet debt and other accounting problems caused the entire cable sector to decline as investors reconsidered industry leverage, liquidity and valuations. The airlines sector underperformed as a decline in air travel resulted in lower earnings and pessimistic outlooks. The utilities sector suffered as Enron's bankruptcy caused investors to view utilities as riskier investments with high leverage. The technology sector declined as capital spending failed to show signs of improvement as corporations focused on cutting costs.

In terms of credit quality, BB, B and CCC issues generated returns of negative 7.43%, negative 4.85% and negative 14.37% respectively, as investors fled riskier credits and declining 'fallen angels' negatively impacted the performance of the higher-ranked issues.

On August 31, 2002, the high-yield market yielded 12.85%, up from 11.63% on February 28, 2002. The excess yield over U.S. Treasury securities was 9.33%, up from 7.36% on February 28, 2002.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund benefited from underweighting the telecommunications and utilities sectors and from overweighting the consumer products, gaming and retail sectors. However, overweighting cable and underweighting automotive negatively affected performance. During the period, the Fund added several higher-quality media and telecommunications companies that traded down to what we believe were attractive levels.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Going forward, we believe valuations in the market continue to appear attractive with many yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors could dampen positive momentum, including:
(i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility.

In light of these conditions, we are focusing on selected opportunities in the single-B sector that we believe present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower-quality, investment-grade and crossover (investment-grade/high-yield) bonds.

EMERGING MARKETS DEBT FUND(2)

PERFORMANCE REVIEW

For the six months ended August 31, 2002, the Fund returned negative 5.07%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(3) returned negative 2.70% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize total return by investing at least 80% of its assets in U.S. dollar-denominated fixed-income securities issued by governments, government-related entities, corporations located in emerging markets and related investments.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Emerging-markets debt returned negative 2.70% for the Fund's semi-annual period ended August 31, 2002, as measured by the EMBI+. Political developments drove performance in Brazil (down 21.31% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina (down 14.52% for the period) also weighed on the asset class, but the country currently does not have the impact it once did. Argentina now only reflects 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 10 countries out of 18 outperformed the EMBI+ return for the Fund's semi-annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Fund's semi-annual period. Oil traded in a price range of $21.74 to $30.11 per barrel and closed the period at $28.98. At its September 18th meeting, the Organization of the Petroleum Exporting Countries ('OPEC')(4) maintained its production quota at an 11-year low of
21.7 million barrels per day.

Return volatility(5) for emerging-markets debt varied over the period ending August 31, 2002 at 11.78%. Volatility for the month of August increased to 15.16% as investors responded to weakness in Brazil as well as problems in the high-yield market.

LATIN AMERICA

Latin American debt as a region returned negative 8.20% for the semi-annual period, as measured by the EMBI+. The region was affected by the fiscal situation in Argentina, and more recently the political and fiscal uncertainty in Brazil. Ecuador's inability to reach an agreement with the International Monetary Fund ('IMF')(6) also impacted returns.

---------
(2) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(3) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(4) OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the Organization.

(5) Return volatility is the standard deviation of monthly returns over the period being measured.

(6) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

BRAZILIAN DEBT returned negative 21.31% for the semi-annual period, the worst performer in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in that country. Investors are focused on the outcome of the upcoming Presidential election on October 6th.

ECUADORIAN DEBT returned negative 16.05% for the semi-annual period, as measured by the EMBI+. While the country under President Noboa continues to post positive Gross Domestic Product ('GDP')(7) growth and better credit fundamentals due to better tax collection and higher oil prices, the country's inability to secure an IMF agreement in June is behind the spread widening and poor performance. On a positive note, Ecuador recently appointed a new Finance Minister, Francisco Arosemena, who we believe will help the country reach an agreement with the IMF.

ARGENTINE DEBT returned negative 14.52% for the semi-annual period, as measured by the EMBI+. Following the country's debt moratorium (default) on all external debt obligations in December 2001, policymakers have continued to struggle to free the economy from recession. Argentina must resolve a number of big issues before it can talk with investors about restructuring. Those issues include electing a new president, choosing a currency and resolving the banking crisis. Much uncertainty remains over how the situation in Argentina will play out over the next 12-18 months. We remain underweight Argentina and continue to monitor developments very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent 40% of the EMBI+ market capitalization, outperformed the Latin American region for the period, returning 5.65%.

RUSSIAN DEBT, one of the best performers over the semi-annual period, returned 7.57%, as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption and high oil prices. In May, Fitch IBCA, Duff & Phelps Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

BULGARIAN DEBT returned 3.15% for the semi-annual period, as measured by the EMBI+. Bulgaria outperformed the EMBI+ for the period, reflecting the government's strong fiscal performance and active management of its liabilities.

TURKISH DEBT returned negative 3.14% for the semi-annual period, as measured by the EMBI+. Early in the summer, concerns over Prime Minister Ecevit's health unsettled the market, ultimately leading to early elections. However, this past month the tone in Turkey has turned positive with the passage of key European Union accession legislation. We continue to remain overweight Turkish sovereign debt.

PORTFOLIO MANAGER MARKET OUTLOOK

Emerging-markets debt returned negative 2.70% for the Fund's semi-annual period, as measured by the EMBI+. As the commentary points out, returns were influenced by a number of events in a difficult environment for financial markets. Emerging-debt market sovereign spreads(8) as measured by the EMBI+ ended the period at 886 basis points.(9) We believe spreads are likely to remain volatile, in line with overall cautious market sentiment.

---------

(7) GDP is a market value of goods and services produced by labor and property in a given country.

(8) Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(9) A basis point is 0.01% or one one-hundredth of a percent.

Thank you for your investment in the Salomon Brothers Institutional High Yield Bond Fund and/or the Salomon Brothers Institutional Emerging Markets Debt Fund. We look forward to continuing to help you seek to meet your investment objectives.

Cordially,


R. Jay Gerken                                           Peter J. Wilby

R. Jay Gerken                                           Peter J. Wilby
Chairman and President                                  Executive Vice President

James E. Craige                                         Beth A. Semmel

James E. Craige                                         Beth A. Semmel
Executive Vice President                                Executive Vice President


The information provided in this letter represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Funds or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 8 through 19 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of a Fund's holdings, a Fund's performance, and the portfolio managers' views are as of August 31, 2002 and are subject to change.

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
                            MAY 1996  -  AUGUST 2002
                                  (UNAUDITED)



                            5/15/96      2/97     2/98     2/99     2/00      2/01      2/02   8/31/02
                            -------      ----     ----     ----     ----      ----      ----   -------
SB Institutional High YIeld
  Bond Fund...............  $10,000    $11,511  $12,791  $12,798  $12,321   $12,170   $12,431  $12,451
Salomon Smith Barney High
  Yield Market Index......  $10,000    $11,081  $12,602  $12,764  $12,827   $13,147   $12,749  $11,874



                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Six months ended 8/31/02....................................    0.16%
Year ended 8/31/02..........................................   (0.02)
Five years ended 8/31/02....................................    0.28
Commencement of operations (5/15/96) through 8/31/02........    3.54

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (5/15/96) through 8/31/02........   24.51%

-------------------

* The Salomon Smith Barney High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through August 31, 2002, the Index returns are for the period June 1, 1996 through August 31, 2002.

  The above graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the six months ended August 31, 2002, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                          OCTOBER 1996  -  AUGUST 2002
                                  (UNAUDITED)


                            10/17/96     2/97     2/98    2/99      2/00      2/01       2/02    8/31/02
                            -------      ----     ----    ----      ----      ----       ----    -------
SB Institutional Emerging
  Markets Debt Fund.......  $10,000    $11,139  $12,766  $9,808   $13,767   $15,610    $17,873   $16,967
J.P. Morgan Emerging Markets
  Bond Index Plus.........  $10,000    $11,055  $12,267  $9,998   $13,454   $15,430    $15,753   $15,328


                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Six months ended 8/31/02....................................   (5.07)%
Year ended 8/31/02..........................................    4.76
Five years ended 8/31/02....................................    6.50
Commencement of operations (10/17/96) through 8/31/02.......    9.42

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (10/17/96) through 8/31/02.......   69.67%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  The above graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the six months ended August 31, 2002, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 92.4%
BASIC INDUSTRIES -- 11.1%
$  450,000       aaiPharma Inc., 11.000% due 4/1/10..........................  $   400,500
   450,000       Acetex Corp., 10.875% due 8/1/09............................      470,250
   500,000       Airgas, Inc., 7.750% due 9/15/06............................      519,036
   275,000       Applied Extrusion Technologies, Inc., Series B, 10.750% due
                   7/1/11....................................................      228,250
   325,000       Berry Plastics Corp., 10.750% due 7/15/12 (a)...............      333,125
                 Georgia-Pacific Corp.:
   350,000         7.500% due 5/15/06........................................      327,558
   200,000         9.625% due 3/15/22........................................      173,416
   225,000         8.875% due 5/15/31........................................      182,734
   350,000       Graphic Packaging Corp., 8.625% due 2/15/12.................      357,000
   700,000       ISP Chemco Inc., Series B, 10.250% due 7/1/11...............      703,500
   375,000       Luscar Coal Ltd., 9.750% due 10/15/11.......................      403,125
   900,000       Methanex Corp., 8.750% due 8/15/12..........................      927,000
   385,000       Millennium America Inc., 9.250% due 6/15/08.................      402,325
   200,000       NMHG Holding Co., 10.000% due 5/15/09 (a)...................      203,000
   730,000       OM Group, Inc., 9.250% due 12/15/11.........................      733,650
   425,000       Peabody Energy Corp., Series B, 9.625% due 5/15/08..........      448,375
   500,000       Plastipak Holdings Inc., 10.750% due 9/1/11.................      535,000
   375,000       Radnor Holdings Corp., 10.000% due 12/1/03..................      335,625
   500,000       Republic Technologies International, LLC, 13.750% due
                   7/15/09 (b)(c)............................................       35,000
   575,000       Riverwood International Corp., 10.625% due 8/1/07...........      598,000
   625,000       Stone Container Corp., 8.375% due 7/1/12 (a)................      634,375
   225,000       TriMas Corp., 9.875% due 6/15/12 (a)........................      223,875
   425,000       UCAR Finance Inc., 10.250% due 2/15/12......................      429,250
                                                                               -----------
                                                                                 9,603,969
                                                                               -----------
CONSUMER CYCLICALS -- 9.2%
                 Advance Stores Co., Inc.:
   375,000         10.250% due 4/15/08.......................................      392,344
   325,000         Series B, 10.250% due 4/15/08.............................      340,031
                 Cole National Group, Inc.:
   500,000         8.625% due 8/15/07........................................      497,500
   150,000         8.875% due 5/15/12........................................      149,250
   500,000       CSK Auto Inc., 12.000% due 6/15/06..........................      530,625
   900,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      855,000
                 The Gap, Inc.:
   200,000         6.900% due 9/15/07........................................      178,219
   430,000         8.800% due 12/15/08.......................................      426,275
   174,000       Guitar Center Management, Inc., 11.000% due 7/1/06..........      176,828
   750,000       HMH Properties, Inc., Series A, 7.875% due 8/1/05...........      738,750
    50,000       Host Marriott, L.P., Series E, 8.375% due 2/15/06...........       49,375
   225,000       Icon Health & Fitness Inc., 11.250% due 4/1/12 (a)..........      218,250
   500,000       John Q. Hamons Hotels, Inc., Series B, 8.875% due 5/15/12...      487,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER CYCLICALS -- 9.2% (CONTINUED)
$  500,000       Leslie's Poolmart, Inc., 10.375% due 7/15/04................  $   470,000
   650,000       Levi Strauss & Co., 6.800% due 11/1/03......................      575,250
   200,000       Mattress Discounters Corp., Series B, 12.625% due
                   7/15/07 (b)(c)............................................       37,000
   375,000       Prime Hospitality Corp., Series B, 8.375% due 5/1/12........      360,000
                 Saks Inc.:
    25,000         8.250% due 11/15/08.......................................       23,125
   525,000         9.875% due 10/1/11........................................      506,625
   475,000       Starwood Hotels & Resorts Worldwide, Inc., 7.875% due
                   5/1/12 (a)................................................      466,688
   500,000       Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08..............      468,166
                                                                               -----------
                                                                                 7,946,801
                                                                               -----------
CONSUMER NON-CYCLICALS -- 20.1%
   350,000       Advanced Medical Optics, Inc., 9.250% due 7/15/10 (a).......      347,375
   500,000       AdvancePCS, 8.500% due 4/1/08...............................      495,000
   325,000       Applica Inc., 10.000% due 7/31/08...........................      333,125
   625,000       Argosy Gaming Co., 10.750% due 6/1/09.......................      682,813
   300,000       Aztar Corp., 8.875% due 5/15/07.............................      303,000
   425,000       Chumash Casino & Resort Enterprise, 9.000% due
                   7/15/10 (a)...............................................      439,875
   850,000       Coast Hotels and Casinos, Inc., 9.500% due 4/1/09...........      886,125
   800,000       CONMED Corp., 9.000% due 3/15/08............................      808,000
   450,000       Extendicare Health Services, Inc., 9.500% due 7/1/10 (a)....      450,000
   370,000       Flooring America Inc., Series B, 9.250% due
                   10/15/07 (b)(c)...........................................           37
   625,000       Harrah's Operating Co., Inc., 8.000% due 2/1/11.............      686,833
   725,000       HCA Inc., 8.750% due 9/1/10.................................      827,585
   500,000       Hines Horticulture, Inc., Series B, 12.750% due 10/15/05....      522,500
   500,000       Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      469,375
   875,000       Horseshoe Gaming Holding Corp., Series B, 8.625% due
                   5/15/09...................................................      912,187
   500,000       IASIS Healthcare Corp., 13.000% due 10/15/09................      512,500
   375,000       InSight Health Services Corp., Series B, 9.875% due
                   11/1/11...................................................      368,437
   325,000       Kerzner International Ltd., 8.875% due 8/15/11 (a)..........      327,844
   725,000       MGM MIRAGE, Inc., 9.750% due 6/1/07.........................      786,625
   500,000       North Atlantic Trading Co. Inc., Series B, 11.000% due
                   6/15/04...................................................      500,000
                 Nutritional Sourcing Corp. (b)(c):
    59,000         9.500% due 8/1/03.........................................       29,205
   119,000         Series C, 9.500% due 8/1/03...............................       58,905
                 Park Place Entertainment Corp.:
   325,000         7.875% due 12/15/05.......................................      329,875
   125,000         9.375% due 2/15/07........................................      132,500
   450,000         8.875% due 9/15/08........................................      466,875
   175,000         8.125% due 5/15/11........................................      178,719
   275,000       PETCO Animal Supplies, Inc., 10.750% due 11/1/11............      294,250
   625,000       Playtex Products, Inc., 9.375% due 6/1/11...................      671,875
   325,000       Premier International Foods PLC, 12.000% due 9/1/09.........      351,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER NON-CYCLICALS -- 20.1% (CONTINUED)
                 Rite Aid Corp.:
$  125,000         7.625% due 4/15/05........................................  $    91,875
   150,000         7.125% due 1/15/07........................................      101,250
   575,000         11.250% due 7/1/08........................................      405,375
                 Smithfield Foods, Inc.:
   600,000         7.625% due 2/15/08........................................      558,000
   225,000         Series B, 8.000% due 10/15/09.............................      216,000
   600,000       Station Casinos, Inc., 9.875% due 7/1/10....................      643,500
   750,000       Triad Hospitals, Inc., Series B, 8.875% due 5/1/09..........      783,750
   475,000       United Industries Corp., Series B, 9.875% due 4/1/09........      477,375
   400,000       Venetian Casino Resort LLC, 11.000% due 6/15/10 (a).........      403,500
   275,000       Vicar Operating, Inc., 9.875% due 12/1/09...................      292,875
   250,000       Vlasic Foods International Inc., Series B, 10.250% due
                   7/1/09 (b)(c).............................................       46,250
   250,000       Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07.....      248,750
                                                                               -----------
                                                                                17,440,940
                                                                               -----------
ENERGY -- 8.4%
   600,000       BRL Universal Equipment Corp., 8.875% due 2/15/08...........      610,500
   300,000       Compass Minerals Group, Inc., 10.000% due 8/15/11...........      313,500
   250,000       Costilla Energy, Inc., 10.250% due 10/1/06 (b)(c)'D'........            0
   300,000       Forest Oil Corp., 8.000% due 6/15/08........................      307,500
                 Grey Wolf Inc.:
   200,000         8.875% due 7/1/07.........................................      204,000
   525,000         Series C, 8.875% due 7/1/07...............................      527,625
   136,000       Key Energy Services Inc., Series B, 14.000% due 1/15/09.....      158,440
   500,000       Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........      512,500
   500,000       Pioneer Natural Resources Co., 9.625% due 4/1/10............      567,192
                 Pogo Producing Co., Series B:
   325,000         10.375% due 2/15/09.......................................      350,188
   475,000         8.250% due 4/15/11........................................      488,063
   500,000       Pride International Inc., 9.375% due 5/1/07.................      525,000
   875,000       Stone Energy Corp., 8.250% due 12/15/11.....................      890,313
   675,000       Vintage Petroleum, Inc., 9.750% due 6/30/09.................      678,375
   500,000       Western Gas Resources, Inc., 10.000% due 6/15/09............      527,500
   650,000       Westport Resources Corp., 8.250% due 11/1/11................      672,750
                                                                               -----------
                                                                                 7,333,446
                                                                               -----------
FINANCIAL/LEASING -- 1.8%
   825,000       FelCor Lodging L.P., 9.500% due 9/15/08.....................      841,500
   625,000       MeriStar Hospitality Corp., 9.125% due 1/15/11..............      590,625
   250,000       Nationwide Credit, Inc., Series A, 10.250% due
                   1/15/08 (b)(c)............................................       11,250
   125,000       Sovereign Bancorp, Inc., 10.500% due 11/15/06...............      139,375
                                                                               -----------
                                                                                 1,582,750
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
HOUSING RELATED -- 1.4%
$  500,000       American Standard Inc., 8.250% due 6/1/09...................  $   525,000
                 Nortek, Inc., Series B:
   300,000         9.125% due 9/1/07.........................................      305,250
   347,000         8.875% due 8/1/08.........................................      348,735
                                                                               -----------
                                                                                 1,178,985
                                                                               -----------
MANUFACTURING -- 4.6%
   350,000       Alliant Techsystems Inc., 8.500% due 5/15/11................      368,375
   675,000       ArvinMeritor, Inc., 8.750% due 3/1/12.......................      716,264
   225,000       Fedders North America, Inc., 9.375% due 8/15/07.............      176,906
   450,000       Ford Motor Co., 7.450% due 7/16/31..........................      392,708
   425,000       Ford Motor Credit Co., 7.250% due 10/25/11..................      409,196
   500,000       Key Plastics, Inc., Series B, 10.250% due 3/15/07 (b)(c)....           50
   375,000       Sequa Corp., 9.000% due 8/1/09..............................      356,250
   250,000       Stellex Industries, Inc., Series B, 9.500% due
                   11/1/07 (b)(c)............................................           25
   325,000       Sybron Dental Specialties, Inc., 8.125% due 6/15/12 (a).....      323,375
   500,000       Terex Corp., Series B, 10.375% due 4/1/11...................      520,000
                 Transdigm Inc.:
   500,000         10.375% due 12/1/08.......................................      512,500
   250,000         10.375% due 12/1/08 (a)...................................      256,250
                                                                               -----------
                                                                                 4,031,899
                                                                               -----------
MEDIA -- 14.0%
   675,000       AOL Time Warner Inc., 7.625% due 4/15/31....................      564,833
                 Charter Communications Holdings, LLC:
   350,000         8.625% due 4/1/09.........................................      243,250
   800,000         10.750% due 10/1/09.......................................      564,000
   400,000         9.625% due 11/15/09.......................................      280,000
   250,000         11.125% due 1/15/11.......................................      176,250
   300,000         10.000% due 5/15/11.......................................      210,000
 1,675,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11...      812,375
   300,000         Zero coupon until 5/1/06, 11.750% thereafter, due
                     5/15/11.................................................      114,000
   425,000       Corus Entertainment Inc., 8.750% due 3/1/12.................      430,312
                 CSC Holdings, Inc.:
 1,300,000         9.875% due 2/15/13........................................      981,500
   250,000         10.500% due 5/15/16.......................................      188,750
   250,000         9.875% due 4/1/23.........................................      173,750
   325,000         Series B, 8.125% due 8/15/09..............................      276,250
   650,000       EchoStar Broadband Corp., 10.375% due 10/1/07...............      666,250
                 EchoStar DBS Corp.:
   525,000         9.125% due 1/15/09 (a)....................................      514,500
   625,000         9.375% due 2/1/09.........................................      625,000
                 Hollinger International Publishing Inc.:
   415,000         9.250% due 2/1/06.........................................      423,300
   200,000         9.250% due 3/15/07........................................      206,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MEDIA -- 14.0% (CONTINUED)
$  325,000       Insight Midwest, L.P., 9.750% due 10/1/09...................  $   290,875
   825,000       LIN Television Corp., 8.000% due 1/15/08....................      841,500
   475,000       Mediacom Broadband LLC, 11.000% due 7/15/13.................      437,000
   450,000       NextMedia Operating, Inc., 10.750% due 7/1/11...............      436,500
   900,000       NTL Communications Corp., Series B, zero coupon until
                   10/1/03, 12.375% thereafter, due 10/1/08 (c)..............      130,500
                 NTL Inc.:
    85,000         Series A, 12.750% due 4/15/05 (b)(c)......................       13,175
                   Series B:
   450,000           11.500% due 2/1/06 (b)(c)...............................       74,250
   375,000           10.000% due 2/15/07 (b)(c)..............................       61,875
   125,000           Zero coupon until 4/1/03, 9.750% thereafter, due
                       4/1/08 (c)............................................       18,750
   500,000       Radio One, Inc., Series B, 8.875% due 7/1/11................      518,750
                 Rogers Communications, Inc.:
   450,000         9.125% due 1/15/06........................................      389,250
   125,000         8.875% due 7/15/07........................................      106,875
                 Telewest Communications PLC:
   250,000         9.625% due 10/1/06........................................       38,750
   500,000         Zero coupon until 4/15/04, 9.250% thereafter, due
                     4/15/09.................................................       72,500
   175,000         Zero coupon until 2/1/05, 11.375% thereafter, due
                     2/1/10..................................................       21,875
   125,000       Time Warner Entertainment Co. L.P., 8.375% due 7/15/33......      118,770
   225,000       Time Warner Inc., 6.625% due 5/15/29........................      172,030
                 United Pan-Europe Communications, N.V., Series B:
    75,000         10.875% due 8/1/09 (b)(c).................................        3,000
   650,000         11.250% due 2/1/10 (b)(c).................................       26,000
   450,000         11.500% due 2/1/10 (b)(c).................................       18,000
   500,000         Zero coupon until 11/1/04, 13.375% thereafter, due
                     11/1/09 (c).............................................       13,750
   390,000         Zero coupon until 2/1/05, 13.750% thereafter, due
                     2/1/10 (c)..............................................       10,725
                 Yell Finance B.V.:
   575,000         10.750% due 8/1/11........................................      586,500
   500,000         Zero coupon until 8/1/06, 13.500% thereafter, due
                     8/1/11..................................................      315,000
                                                                               -----------
                                                                                12,166,520
                                                                               -----------
PUBLISHING/PRINTING -- 1.5%
   750,000       Quebecor World Inc., 8.375% due 11/15/08....................      799,402
   500,000       R.H. Donnelly Corp., 9.125% due 6/1/08......................      513,125
                                                                               -----------
                                                                                 1,312,527
                                                                               -----------
SERVICES/OTHER -- 5.0%
                 Allied Waste North America, Inc., Series B:
   525,000         7.875% due 1/1/09.........................................      514,500
   550,000         10.000% due 8/1/09........................................      544,500
   950,000       American Tower Corp., 9.375% due 2/1/09.....................      593,750
   125,000       COMFORCE Operating Inc., Series B, 12.000% due 12/1/07......       73,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
SERVICES/OTHER -- 5.0% (CONTINUED)
                 Crown Castle International Corp.:
$  650,000         9.000% due 5/15/11........................................  $   406,250
   225,000         9.375% due 8/1/11.........................................      141,750
   375,000         10.750% due 8/1/11........................................      251,250
   250,000       DynCorp Inc., 9.500% due 3/1/07.............................      261,250
   500,000       The Holt Group, Inc., 9.750% due 1/15/06 (b)(c).............       11,250
                 Iron Mountain Inc.:
   375,000         8.125% due 5/15/08........................................      365,625
   500,000         8.625% due 4/1/13.........................................      511,250
   200,000       Mail-Well I Corp., Series B, 8.750% due 12/15/08............       81,000
   500,000       Safety-Kleen Services, Inc., 9.250% due 6/1/08 (b)(c).......       15,000
   500,000       Sitel Corp., 9.250% due 3/15/06.............................      437,500
                 Spectrasite Holdings Inc.:
    40,000         Series B, 10.750% due 3/15/10.............................        7,000
   625,000         Zero coupon until 7/15/03, 12.000% thereafter, due
                     7/15/08.................................................      115,625
                                                                               -----------
                                                                                 4,330,625
                                                                               -----------
TECHNOLOGY -- 4.0%
   250,000       infoUSA Inc., 9.500% due 6/15/08............................      246,250
   750,000       L-3 Communications Corp., 7.625% due 6/15/12 (a)............      780,000
   225,000       Motorola, Inc., 8.000% due 11/1/11..........................      218,455
   400,000       Seagate Technology Hdd Holdings, 8.000% due 5/15/09 (a).....      398,000
                 Unisys Corp.:
   750,000         8.125% due 6/1/06.........................................      746,250
   125,000         7.875% due 4/1/08.........................................      121,875
   250,000       Xerox Capital Europe PLC, 5.875% due 5/15/04................      206,250
                 Xerox Corp.:
   425,000         5.500% due 11/15/03.......................................      380,375
   500,000         7.150% due 8/1/04.........................................      405,000
                                                                               -----------
                                                                                 3,502,455
                                                                               -----------
TELECOMMUNICATIONS -- 8.8%
   275,000       American Cellular Corp., 9.500% due 10/15/09................       38,500
                 AT&T Corp.:
   625,000         7.300% due 11/15/11.......................................      591,781
 1,075,000         6.500% due 3/15/29........................................      852,049
                 AT&T Wireless Services Inc.:
   350,000         7.875% due 3/1/11.........................................      298,021
   900,000         8.125% due 5/1/12.........................................      770,954
   150,000       Dobson Communications Corp., 10.875% due 7/1/10.............      110,250
                 Global Crossing Holdings Ltd. (b)(c):
   635,000         9.125% due 11/15/06.......................................       10,319
   250,000         9.625% due 5/15/08........................................        4,063
    75,000         9.500% due 11/15/09.......................................        1,219

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
TELECOMMUNICATIONS -- 8.8% (CONTINUED)
                 Nextel Communications, Inc.:
$2,050,000         9.375% due 11/15/09.......................................  $ 1,609,250
   875,000         Zero coupon until 10/31/02, 9.750% thereafter, due
                     10/31/07................................................      678,125
   350,000       Qwest Capital Funding, Inc., 6.875% due 7/15/28.............      169,750
   575,000       Qwest Communications International, Inc., Series B, 7.500%
                   due 11/1/08...............................................      307,625
 1,000,000       Qwest Corp., 8.875% due 3/15/12 (a).........................      875,000
                 Sprint Capital Corp.:
   800,000         6.875% due 11/15/28.......................................      574,002
   525,000         8.750% due 3/15/32........................................      407,371
   114,000       TeleCorp PCS, Inc., 10.625% due 7/15/10.....................      110,010
   300,000       Triton PCS Inc., 8.750% due 11/15/11........................      231,000
                                                                               -----------
                                                                                 7,639,289
                                                                               -----------
TRANSPORTATION -- 1.0%
   250,000       Stena AB, 8.750% due 6/15/07................................      239,063
   600,000       Teekay Shipping Corp., 8.320% due 2/1/08....................      621,000
                                                                               -----------
                                                                                   860,063
                                                                               -----------
UTILITIES -- 1.5%
   600,000       Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........      333,000
   625,000       Calpine Corp., 8.750% due 7/15/07...........................      331,250
                 CMS Energy Corp.:
    50,000         7.000% due 1/15/05........................................       40,024
   750,000         9.875% due 10/15/07.......................................      630,712
                                                                               -----------
                                                                                 1,334,986
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $88,087,282).......................................   80,265,255
                                                                               -----------
DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT (D) -- 1.3%
 1,100,000       NTL Inc., Term Loan Notes, 11.000% (Cost -- $1,100,000).....    1,100,000
                                                                               -----------
CONVERTIBLE CORPORATE BONDS -- 0.2%
   320,000       i2 Technologies, Inc., 5.250% due 12/15/06
                   (Cost -- $251,609)........................................      189,600
                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.0%
   370,387       Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19
                   (Cost -- $377,242)........................................       18,519
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
COMMON STOCK -- 0.1%
     7,265       Horizon Natural Resources Co. ..............................  $     7,265
     8,760       Imperial Sugar Co. .........................................       19,053
     8,620       Indesco International, Inc. ................................       47,410
       478       Pillowtex Corp. ............................................        2,885
                                                                               -----------
                 TOTAL COMMON STOCK
                 (Cost -- $406,870)..........................................       76,613
                                                                               -----------
PREFERRED STOCK -- 1.0%
                 CSC Holdings, Inc.:
     6,700         Series H, 11.750% due 10/1/07.............................      410,375
     6,800         Series M, 11.125% due 4/1/08..............................      409,700
     3,334       Rural Cellular Corp., 12.250% (e)...........................       34,170
                 TCR Holdings Corp. (c):
       439         Class B Shares............................................            0
       241         Class C Shares............................................            0
       636         Class D Shares............................................            1
     1,316         Class E Shares............................................            1
                                                                               -----------
                 TOTAL PREFERRED STOCK
                 (Cost -- $1,650,432)........................................      854,247
                                                                               -----------

 WARRANTS
 --------
WARRANTS (C) -- 0.1%
     4,055       Axiohm Transaction Solutions, Inc. .........................             0
   803,849       ContiFinancial Corp. Liquidating Trust, Units of Interest,
                   (Represents interests in a trust in the liquidation of
                   ContiFinancial Corp. and its affiliates)'D'...............        51,732
       200       Leap Wireless International, Inc. (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable
                   for 5.146 shares of common stock).........................            75
       500       Mattress Discounters Corp. (Exercise price of $0.01 per
                   share expiring on 7/15/07. Each warrant exercisable for
                   4.85 shares of Class A common stock and 0.539 of Class L
                   common stock).............................................           750
     2,521       Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of
                   common stock).............................................           252
       500       Republic Technologies International Inc. (Exercise price of
                   $0.01 per share expiring on 7/15/09. Each warrant
                   exercisable for 1 share of Class D common stock)..........             5
       250       Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
                   shares of common stock)...................................         2,625
                                                                               ------------
                 TOTAL WARRANTS
                 (Cost -- $72,240)...........................................        55,439
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
REPURCHASE AGREEMENTS -- 4.9%
$2,192,000       Greenwich Capital Markets Inc., 1.780% due 9/3/02; Proceeds
                   at maturity -- $2,192,434; (Fully collateralized by U.S.
                   Treasury Bonds, 13.875% due 5/15/11; Market
                   value -- $2,237,048)......................................  $  2,192,000
 2,100,000       State Street Bank and Trust Co., 1.770% due 9/3/02; Proceeds
                   at maturity -- $2,100,413; (Fully collateralized by U.S.
                   Treasury Bonds, 8.125% due 8/15/19; Market
                   value -- $2,145,798)......................................     2,100,000
                                                                               ------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $4,292,000)........................................     4,292,000
                                                                               ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $96,237,675*)......................................  $ 86,851,673
                                                                               ------------
                                                                               ------------

---------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Interest rate per annum equal to the rate per annum during the immediately preceding three month period plus 1% and not to exceed 18%.

(e) Payment-in-kind security, all or part of the dividend earned is paid by the issuance of additional stock.

'D' Security is valued in accordance with fair valuation procedures.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.




PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                               SECURITY                               VALUE
  ------                               --------                               -----
U. S. GOVERNMENT AGENCIES AND OBLIGATIONS  --  7.7%
$5,000,000   U.S. Treasury Notes, 4.375% due 8/15/12
               (Cost  --  $5,085,156)....................................  $ 5,085,156
                                                                           -----------
SOVEREIGN BONDS  --  87.9%
ARGENTINA  --  3.7%
             Republic of Argentina:
   650,000     Due 11/30/02 (a)(b).......................................      136,500
 2,074,000     Due 4/10/05 (a)(b)........................................      539,240
   475,000     Par Bond, due 3/31/23 (a)(b)..............................      213,750
 2,600,000     Zero coupon bond, Series E, due 10/15/03 (b)..............    1,573,000
                                                                           -----------
                                                                             2,462,490
                                                                           -----------
BRAZIL  --  23.0%
             Federal Republic of Brazil:
   685,000     11.250% due 7/26/07.......................................      481,212
 8,150,000     11.500% due 3/12/08.......................................    5,674,437
   550,000     9.375% due 4/7/08.........................................      335,500
 6,110,000     14.500% due 10/15/09......................................    4,658,875
 1,475,000     12.000% due 4/15/10.......................................      969,813
 1,500,000     10.125% due 5/15/27.......................................      806,250
 3,235,000     12.250% due 3/6/30........................................    1,892,475
   561,829     MYDFA, 3.0625% due 9/15/07 (c)............................      346,929
                                                                           -----------
                                                                            15,165,491
                                                                           -----------
BULGARIA  --  4.2%
             Republic of Bulgaria:
   500,000     8.250% due 1/15/15........................................      516,875
 1,560,000     Discount Bond, Series A, 2.6875% due 7/28/24 (c)..........    1,412,775
               FLIRB, Series A:
   547,619       Bearer, 2.6875% due 7/28/12 (c).........................      501,071
   380,952       Reg., 2.6875% due 7/28/12 (c)...........................      348,571
                                                                           -----------
                                                                             2,779,292
                                                                           -----------
COSTA RICA  --  0.9%
             Republic of Costa Rica:
   125,000     9.335% due 5/15/09........................................      135,313
   450,000     8.110% due 2/1/12.........................................      456,750
                                                                           -----------
                                                                               592,063
                                                                           -----------
ECUADOR  --  5.1%
 7,850,000   Republic of Ecuador, 6.000% due 8/15/30.....................    3,336,250
                                                                           -----------
MEXICO  --  18.5%
             PEMEX Project Funding Master Trust:
 2,500,000     8.500% due 2/15/08........................................    2,631,250
   625,000     9.125% due 10/13/10.......................................      676,563
             United Mexican States:
   900,000     10.375% due 2/17/09.......................................    1,055,925
   350,000     9.875% due 2/1/10.........................................      403,463
   393,000     7.500% due 1/14/12........................................      404,790
 3,250,000     11.375% due 9/15/16.......................................    4,112,875
 2,250,000     11.500% due 5/15/26.......................................    2,906,437
                                                                           -----------
                                                                            12,191,303
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------


   FACE
  AMOUNT                               SECURITY                               VALUE
  ------                               --------                               -----
PANAMA  --  2.8%
             Republic of Panama:
$  600,000     9.375% due 7/23/12........................................  $   585,000
 1,488,888     IRB, 5.000% due 7/17/14 (c)...............................    1,235,777
                                                                           -----------
                                                                             1,820,777
                                                                           -----------
PERU  --  2.9%
 3,000,000   Government of Peru, FLIRB, 4.000% due 3/7/17 (c)............    1,912,500
                                                                           -----------
PHILIPPINES  --  2.5%
             Republic of the Philippines:
   250,000     8.375% due 3/12/09........................................      254,213
   550,000     9.875% due 1/15/19........................................      545,050
   500,000     10.625% due 3/16/25.......................................      520,300
   333,333     FLIRB, Series B, 2.9375% due 6/1/08 (c)...................      315,011
                                                                           -----------
                                                                             1,634,574
                                                                           -----------
POLAND  --  2.7%
 1,739,500   Republic of Poland, PDI Bond, 6.000% due 10/27/14 (c).......    1,751,242
                                                                           -----------
RUSSIA  --  13.9%
             Russia:
   400,000     11.000% due 7/24/18.......................................      431,500
   250,000     12.750% due 6/24/28.......................................      300,937
12,014,250     5.000% due 3/31/30 (c)....................................    8,417,484
                                                                           -----------
                                                                             9,149,921
                                                                           -----------
TURKEY  --  5.0%
             Republic of Turkey:
 1,575,000     12.375% due 6/15/09.......................................    1,500,187
 2,000,000     11.875% due 1/15/30.......................................    1,752,500
                                                                           -----------
                                                                             3,252,687
                                                                           -----------
URUGUAY  --  2.7%
             Republic of Uruguay:
 1,550,000     7.875% due 3/25/09........................................      802,125
 1,000,000     8.750% due 6/22/10........................................      535,000
   275,000     7.625% due 1/20/12........................................      146,438
   375,000     7.875% due 7/15/27........................................      181,875
   205,882     NMB, 3.000% due 2/19/06 (c)...............................      127,647
                                                                           -----------
                                                                             1,793,085
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $59,772,882).....................................   57,841,675
                                                                           -----------

LOAN PARTICIPATIONS (C)(D)  --  4.1%
MOROCCO  --  4.1%
 2,981,151     Kingdom of Morocco, Tranche A, 2.5625% due 1/2/09
                 (J.P. Morgan Chase & Co., CS First Boston Corp.)
                 (Cost  --  $2,622,610)..................................    2,705,395
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2002
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------


   RIGHTS                               SECURITY                               VALUE
   ------                               --------                               -----

RIGHTS -- 0.0%
VENEZUELA  --  0.0%
    37,845   Venezuela Discount Rights (Cost  --  $0)....................  $         0
                                                                           -----------




   FACE
  AMOUNT
  ------
REPURCHASE AGREEMENT -- 0.3%
$  178,000   State Street Bank and Trust Co., 1.770% due 9/3/02;
               Proceeds at maturity  --  $178,035; (Fully collateralized
               by U.S. Treasury Notes, 5.875% due 11/15/05;
               Market value  --  $184,422) (Cost  --  $178,000)..........      178,000
                                                                           -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $67,658,648*)....................................  $65,810,226
                                                                           -----------
                                                                           -----------

---------

(a) Security is currently in default.

(b) Non-income producing security.

(c) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.

(d) Participation interest was acquired through the financial institutions indicated parenthetically.

 * Aggregate cost for Federal income tax purposes is substantially the same.


  Abbreviations used in this schedule:

  FLIRB    --  Front-Loaded Interest Reduction Bond.
  IRB      --  Interest Reduction Bond.
  MYDFA    --  Multi Year Depository Facility Agreement.
  NMB      --  New Money Bond.
  PDI      --  Past Due Interest.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                              EMERGING
                                                               HIGH YIELD      MARKETS
                                                               BOND FUND      DEBT FUND
                                                               ---------      ---------
ASSETS:
    Investments, at value (Cost  --  $96,237,675 and
      $67,658,648, respectively)............................  $ 86,851,673   $65,810,226
    Cash....................................................           659           812
    Interest receivable.....................................     2,017,125     2,043,859
    Receivable for securities sold..........................        25,367     7,404,619
    Receivable for Fund shares sold.........................            --        14,339
                                                              ------------   -----------
    TOTAL ASSETS............................................    88,894,824    75,273,855
                                                              ------------   -----------

LIABILITIES:
    Management fee payable..................................        26,598        16,988
    Administration fee payable..............................         3,475         2,781
    Payable for securities purchased........................            --     5,097,639
    Accrued expenses........................................        44,441        55,980
                                                              ------------   -----------
    TOTAL LIABILITIES.......................................        74,514     5,173,388
                                                              ------------   -----------
TOTAL NET ASSETS............................................  $ 88,820,310   $70,100,467
                                                              ------------   -----------
                                                              ------------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     14,525   $    11,007
    Capital paid in excess of par value.....................   105,074,301    67,239,758
    Undistributed net investment income.....................     4,442,123     5,801,650
    Accumulated net realized loss from security transactions
      and options...........................................   (11,324,637)   (1,103,526)
    Net unrealized depreciation of investments..............    (9,386,002)   (1,848,422)
                                                              ------------   -----------
TOTAL NET ASSETS............................................  $ 88,820,310   $70,100,467
                                                              ------------   -----------
                                                              ------------   -----------
SHARES OUTSTANDING..........................................    14,524,998    11,006,612
                                                              ------------   -----------
                                                              ------------   -----------
NET ASSET VALUE, PER SHARE..................................         $6.11         $6.37
                                                              ------------   -----------
                                                              ------------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 20

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------


                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 3,659,736   $ 4,580,516
    Dividends...............................................       66,129            --
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    3,725,865     4,580,516
                                                              -----------   -----------

EXPENSES:
    Management fee (Note 2).................................      192,014       310,721
    Administration fee (Note 2).............................       19,201        22,194
    Registration fees.......................................       16,957        19,958
    Audit and legal.........................................       16,779        17,672
    Custody.................................................       14,187        15,344
    Shareholder communications..............................        3,889         8,845
    Directors' fees.........................................          423         2,400
    Other...................................................        2,945         3,498
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      266,395       400,632
    Less: Management fee waiver (Note 2)....................      (55,180)      (67,717)
                                                              -----------   -----------
    NET EXPENSES............................................      211,215       332,915
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    3,514,650     4,247,601
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 1 AND 3):
    Realized Gain (Loss) From:
        Security transactions (excluding short-term
          securities).......................................   (1,495,233)      736,842
        Options purchased...................................           --       (85,053)
                                                              -----------   -----------
    NET REALIZED GAIN (LOSS)................................   (1,495,233)      651,789
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS:
    Beginning of period.....................................   (6,923,463)    6,528,159
    End of period...........................................   (9,386,002)   (1,848,422)
                                                              -----------   -----------
INCREASE IN NET UNREALIZED DEPRECIATION.....................   (2,462,539)   (8,376,581)
                                                              -----------   -----------
NET LOSS ON INVESTMENTS AND OPTIONS.........................   (3,957,772)   (7,724,792)
                                                              -----------   -----------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $  (443,122)  $(3,477,191)
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 21

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


                                                               AUGUST 31       FEBRUARY 28
                                                               ---------       -----------
OPERATIONS:
    Net investment income...................................  $ 3,514,650      $ 5,359,516
    Net realized loss.......................................   (1,495,233)      (4,150,736)
    Increase in net unrealized depreciation.................   (2,462,539)         (80,175)
                                                              -----------      -----------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......     (443,122)       1,128,605
                                                              -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................           --       (4,781,779)
                                                              -----------      -----------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................           --       (4,781,779)
                                                              -----------      -----------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................   26,894,993       52,078,999
    Net asset value of shares issued for reinvestment of
      dividends.............................................           --        4,781,779
    Cost of shares reacquired...............................   (3,961,904)      (6,287,886)
                                                              -----------      -----------
    INCREASE IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................   22,933,089       50,572,892
                                                              -----------      -----------
INCREASE IN NET ASSETS......................................   22,489,967       46,919,718
NET ASSETS:
    Beginning of period.....................................   66,330,343       19,410,625
                                                              -----------      -----------
    END OF PERIOD*..........................................  $88,820,310      $66,330,343
                                                              -----------      -----------
                                                              -----------      -----------
* Includes undistributed net investment income of: .........   $4,442,123         $927,473
                                                              -----------      -----------
                                                              -----------      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 22

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------


                                                               AUGUST 31        FEBRUARY 28
                                                               ---------        -----------
OPERATIONS:
    Net investment income...................................  $  4,247,601      $  8,562,950
    Net realized gain (loss)................................       651,789        (1,237,545)
    (Increase) decrease in net unrealized depreciation......    (8,376,581)        4,624,112
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    (3,477,191)       11,949,517
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................            --        (8,220,152)
                                                              ------------      ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................            --        (8,220,152)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................     7,234,352        63,046,349
    Net asset value of shares issued for reinvestment of
      dividends.............................................            --         8,220,151
    Cost of shares reacquired...............................   (39,347,770)      (32,495,983)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................   (32,113,418)       38,770,517
                                                              ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................   (35,590,609)       42,499,882
NET ASSETS:
    Beginning of period.....................................   105,691,076        63,191,194
                                                              ------------      ------------
    END OF PERIOD*..........................................  $ 70,100,467      $105,691,076
                                                              ------------      ------------
                                                              ------------      ------------
* Includes undistributed net investment income of: .........    $5,801,650        $1,554,049
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 23

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in high-yield fixed-income securities; including bonds, debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations of U.S. and foreign issuers. The Emerging Markets Debt Fund's objective is to maximize total return by investing at least 80% of its assets in U.S. dollar denominated fixed-income securities issued by governments, government-related entities and corporations located in emerging market countries and related investments.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (B) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

    (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitors the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (F) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at August 31, 2002 was $2,622,610.

    (G) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (I) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (J) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2002, reclassifications were made to the capital accounts of the Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (K) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

    (L) CHANGE IN ACCOUNTING METHOD. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). The revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Emerging Markets Debt Fund to amortize premium and accrete all discounts on all fixed-income securities. The Emerging Markets Debt Fund adopted this requirement effective March 1, 2001. This change does not affect the Emerging Markets Debt Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended August 31, 2002, interest income decreased by $20,852, net realized gain increased by $19,612 and the change in net unrealized depreciation of investments decreased by $1,240.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc., to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the six months ended August 31, 2002, SBAM waived management fees of $55,180 and $67,717 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

During the six months ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Purchases.........................................  $45,115,571   $ 87,755,515
                                                    -----------   ------------
                                                    -----------   ------------
Sales.............................................  $18,468,130   $111,335,374
                                                    -----------   ------------
                                                    -----------   ------------

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     EMERGING
                                                      HIGH YIELD      MARKETS
                                                      BOND FUND      DEBT FUND
                                                      ---------      ---------
Gross unrealized appreciation......................  $  1,577,249   $ 3,441,995
Gross unrealized depreciation......................   (10,963,251)   (5,290,417)
                                                     ------------   -----------
Net unrealized depreciation........................  $ (9,386,002)  $(1,848,422)
                                                     ------------   -----------
                                                     ------------   -----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. CAPITAL STOCK

At August 31, 2002 the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Six Months Ended August 31, 2002:


                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  4,280,150     1,139,640
Shares issued for reinvestment of dividends...........         --            --
Shares reacquired.....................................   (633,512)   (5,891,384)
                                                        ---------    ----------
Net increase (decrease)...............................  3,646,638    (4,751,744)
                                                        ---------    ----------
                                                        ---------    ----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For the Year Ended February 28, 2002:


                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  8,062,706     9,643,119
Shares issued for reinvestment of dividends...........    790,377     1,302,718
Shares reacquired.....................................   (990,673)   (5,081,897)
                                                        ---------    ----------
Net increase..........................................  7,862,410     5,863,940
                                                        ---------    ----------
                                                        ---------    ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 2002, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $8,122,000 and $1,664,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:


                                        2007        2008         2009         2010
                                        ----        ----         ----         ----
High Yield Bond Fund................  $112,000   $1,499,000   $3,202,000   $3,309,000
Emerging Markets Debt Fund..........    20,000           --           --    1,644,000

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                                               HIGH YIELD BOND FUND
                                  -------------------------------------------------------------------------------
                                  2002(1)(2)           2002(2)           2001(2)   2000(2)(3)    1999      1998
                                  ----------           -------           -------   ----------    ----      ----
NET ASSET VALUE,
  BEGINNING OF PERIOD...........    $ 6.10              $ 6.44            $ 7.60     $ 8.60      $ 9.67   $ 11.13
                                   -------             -------           -------    -------     -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........      0.29                0.59              0.78       0.80        1.04      1.51
  Net realized and unrealized
    loss........................     (0.28)              (0.46)            (0.94)     (1.11)      (1.05)    (0.34)
                                   -------             -------           -------    -------     -------   -------
Total Income (Loss) From
  Operations....................      0.01                0.13             (0.16)     (0.31)      (0.01)     1.17
                                   -------             -------           -------    -------     -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income.........        --               (0.47)            (1.00)     (0.69)      (1.00)    (1.66)
  Net realized gains............        --                  --                --         --       (0.06)    (0.97)
                                   -------             -------           -------    -------     -------   -------
Total Distributions.............        --               (0.47)            (1.00)     (0.69)      (1.06)    (2.63)
                                   -------             -------           -------    -------     -------   -------
NET ASSET VALUE, END OF PERIOD..    $ 6.11              $ 6.10            $ 6.44     $ 7.60      $ 8.60    $ 9.67
                                   -------             -------           -------    -------     -------   -------
                                   -------             -------           -------    -------     -------   -------
NET ASSETS, END OF PERIOD
  (000S)........................   $88,820             $66,330           $19,411    $51,415     $37,367   $22,664
                                   -------             -------           -------    -------     -------   -------
                                   -------             -------           -------    -------     -------   -------
TOTAL RETURN....................       0.2%'DD'            2.1%            (1.2)%     (3.7)%        0.1%     11.1%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...................      0.55%'D'            0.55%             0.55%      0.55%       0.55%     0.55%
  Net investment income.........      9.15%'D'            9.09%            10.59%      9.70%       8.80%     9.10%
PORTFOLIO TURNOVER RATE.........        26%                 59%               80%        39%        102%      189%
Before waiver of management fee,
  expenses reimbursed by SBAM
  and credits earned from and
  fees waived by the custodian,
  net investment income per
  share and expense ratios would
  have been:
    Net investment income per
      share.....................     $0.28               $0.58             $0.75      $0.77       $0.94     $0.93
    Expense ratio...............      0.69%'D'            0.74%             0.96%      0.89%       1.39%     4.03%

-------------------
(1)  For the six months ended August 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the year ended February 29, 2000.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                                            EMERGING MARKETS DEBT FUND
                                 --------------------------------------------------------------------------------
                                 2002(1)(2)           2002(2)            2001(2)   2000(2)(3)    1999      1998
                                 ----------           -------            -------   ----------    ----      ----
NET ASSET VALUE,
  BEGINNING OF PERIOD..........    $ 6.71               $ 6.39            $ 6.31     $ 4.95      $ 7.21   $ 10.91
                                  -------             --------           -------    -------     -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4).....      0.31                 0.69              0.79       0.65        0.62      1.69
  Net realized and unrealized
    gain (loss)(4).............     (0.65)                0.20              0.01       1.32       (2.29)    (0.27)
                                  -------             --------           -------    -------     -------   -------
Total Income (Loss) From
  Operations...................     (0.34)                0.89              0.80       1.97       (1.67)     1.42
                                  -------             --------           -------    -------     -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income........        --                (0.57)            (0.72)     (0.61)      (0.59)    (1.77)
  Net realized gains...........        --                   --                --         --       (0.00)*   (3.35)
                                  -------             --------           -------    -------     -------   -------
Total Distributions............        --                (0.57)            (0.72)     (0.61)      (0.59)    (5.12)
                                  -------             --------           -------    -------     -------   -------
NET ASSET VALUE, END OF
  PERIOD.......................    $ 6.37               $ 6.71            $ 6.39     $ 6.31      $ 4.95    $ 7.21
                                  -------             --------           -------    -------     -------   -------
                                  -------             --------           -------    -------     -------   -------
NET ASSETS, END OF PERIOD
  (000S).......................   $70,100             $105,691           $63,191    $62,429     $30,523   $14,596
                                  -------             --------           -------    -------     -------   -------
                                  -------             --------           -------    -------     -------   -------
TOTAL RETURN...................     (5.1)%'DD'            14.5%             13.4%      40.4%     (23.1)%     14.6%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)..................      0.75%'D'             0.75%             0.75%      0.75%       0.75%     0.75%
  Net investment income(4).....      9.57%'D'            10.64%            12.44%     11.12%      13.61%     8.53%
PORTFOLIO TURNOVER RATE........       105%                 186%              266%       203%        295%      549%
Before waiver of management
  fee, expenses reimbursed by
  SBAM and credits earned from
  and fees waived by the
  custodian, net investment
  income per share and expense
  ratios would have been:
    Net investment income per
      share....................     $0.31                $0.68             $0.78      $0.63       $0.59     $1.18
    Expense ratio..............      0.90%'D'             0.92%             1.02%      1.02%       1.50%     3.34%

-------------------
(1)  For the six months ended August 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the year ended February 29, 2000.
(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended August 31, 2002, those amounts would have been $0.32, $0.66 and 9.62% for net investment income, net realized and unrealized loss and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
 *   Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Salomon Brothers Institutional Series Funds Inc was held on August 19, 2002 for the election of Directors, the approval of the reclassification of the investment objective from a fundamental to a non-fundamental policy for each Fund, and the approval of amendments to the Charter. The following table provides information concerning the matters voted upon at the meeting.

1. ELECTION OF DIRECTORS


   NOMINEE                                                   VOTES FOR    VOTES WITHHELD
   -------                                                   ---------    --------------
   Carol L. Colman.........................................  23,579,345         0
   Daniel P. Cronin........................................  23,579,345         0
   Leslie H. Gelb..........................................  23,579,345         0
   R. Jay Gerken...........................................  23,579,345         0
   Heath B. McLendon*......................................  23,579,345         0
   Riordan Roett...........................................  23,579,345         0
   Jeswald W. Salacuse.....................................  23,579,345         0

2. APPROVAL OF THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE FROM A FUNDAMENTAL TO A NON-FUNDAMENTAL POLICY


FUND                               VOTES FOR    VOTES AGAINST   ABSTENTIONS   BROKER NON-VOTES
----                               ---------    -------------   -----------   ----------------
  Emerging Markets Debt Fund.....   6,037,108     2,709,867          0            330,033
  High Yield Bond Fund...........  11,545,857     2,644,007          0            312,472

3. APPROVAL OF AMENDMENTS TO THE CHARTER


                                   VOTES FOR    VOTES AGAINST   ABSTENTIONS   BROKER NON-VOTES
                                   ---------    -------------   -----------   ----------------
                                   17,582,966     5,353,874          0            642,505

-------------------

* Subsequent to August 19, 2002, Mr. McLendon resigned as Chairman and a Director of Salomon Brothers Institutional Series Funds Inc in order to serve as Chairman of the recently created Equity Research Policy Committee at Salomon Smith Barney Inc.

                     (This page intentionally left blank.)

TELEPHONE
1-800-SALOMON, TOLL FREE

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
388 Greenwich Street
New York, New York 10013

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS

CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

LESLIE H. GELB
President, The Council
on Foreign Relations

R. JAY GERKEN
Chairman and President;
Managing Director, Salomon Smith Barney Inc.

RIORDAN ROETT
Professor and Director,
Latin American Studies Program,
Paul H. Nitze School of Advanced
International Studies,
The Johns Hopkins University

JESWALD W. SALACUSE
Henry J. Braker Professor of
Commercial Law, The Fletcher
School of Law & Diplomacy,
Tufts University

OFFICERS

R. JAY GERKEN
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Chief Administrative Officer

JAMES E. CRAIGE
Executive Vice President

KEVIN KENNEDY
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

IRVING P. DAVID
Chief Financial Officer
and Treasurer

FRANCES M. GUGGINO
Controller

CHRISTINA T. SYDOR
Secretary

      ------------------------------------------------------------------
                Salomon Brothers Institutional Series Funds Inc
                ----------------------------------------------------------------

[SSB CITI LOGO]                                                  INSTSEMI 8/02
                                                                 02-3963


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'